EXHIBIT 23.2







                         CONSENT OF INDEPENDENT AUDITORS


         As independent auditors, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 2004 for Nature Vision, Inc. for the year ended December 31, 2003 included in Photo Control Corporation's Form S-4 filed May 17, 2004, and to all references to our firm included in this registration statement.


                                         /s/ VIRCHOW, KRAUSE & COMPANY, LLP



Minneapolis, Minnesota
July 2, 2004